UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2013

RESOLUTE FOREST PRODUCTS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Resolute Forest Products Inc. 111 Duke Street, Suite 5000 Montreal, Quebec, Canada		H3C 2M1
(Address of principal executive offices)		(Zip Code)

(514) 875-2160

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On August 8 and 9, 2013, Resolute Forest Products Inc. (the “Company”) distributed from the disputed claim share reserve 1,268,420 shares of common stock for the benefit of unsecured creditors under the plans of reorganization. The remaining 203,791 shares from the disputed claim reserve have been definitively allocated for distribution as follows:

•	as certain debtors had no creditor, 46,884 shares will be transferred to the Company pursuant to the CCAA plan of reorganization; and

•	156,907 shares will be transferred to other claimholders, mostly current or former Canadian employees, subject to certain required regulatory clearances.

There being no remaining unresolved unsecured claim under the CCAA plan of reorganization, this was the final distribution to unsecured creditors under the plans of reorganization. Distributions from the disputed claim share reserve are not dilutive, as the shares in the reserve have been deemed outstanding since emergence from the creditor protection proceedings.

Of the 1,472,211 shares distributed or allocated on August 8 and 9, 9,497 shares originated from the Chapter 11 disputed claim share reserve. These shares had been definitively allocated under that plan of reorganization to certain unsecured current and former employee creditors in Canada, but their distribution was deferred for administrative convenience.

In this current report, when we refer to “creditor protection proceedings,” we mean the proceedings under Chapter 11 of the United States Bankruptcy Code, as amended (or “Chapter 11”), and the Companies’ Creditors Arrangement Act (Canada), as applicable (or “CCAA”), from which AbitibiBowater Inc. (the Company’s predecessor entity) and all but one of its debtor affiliates successfully emerged on December 9, 2010. We refer to the Chapter 11 debtors’ Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and the CCAA debtors’ CCAA Plan of Reorganization and Compromise, in each case as amended and including all exhibits and supplements thereto, together as the “plans of reorganization”, and individually as the “Chapter 11 plan of reorganization” and the “CCAA plan of reorganization”, respectively. When we refer to “disputed claim share reserve,” we mean the reserve of 23,382,073 shares established under the plans of reorganization for claims that remained in dispute as of the emergence date, from which there have been interim distributions to unsecured creditors as disputed claims were resolved.

Summary of Distribution by Debtor

CCAA affected unsecured creditor class	Value of allowed claims receiving share distributions as of Aug. 8, 2013 ($1,000 CAD)	Cumulative shares distributed or allocated to creditors as of Aug. 8, 2013	Total shares available for distribution under the plan	Number of shares per $1,000 of allowed claim
ACI Affected Unsecured Creditor Class	3,496,262	4,385,441	4,385,441	1.254323
ACCC Affected Unsecured Creditor Class	3,564,364	20,436,088	20,436,088	5.733446
Saguenay Forest Products Affected Unsecured Creditor Class	8,071	5,947	5,947	0.736836
BCFPI Affected Unsecured Creditor Class	427,753	6,693,944	6,693,944	15.649087
AbitibiBowater Canada Affected Unsecured Creditor Class	—	2	2	0.000000
Bowater Maritimes Affected Unsecured Creditor Class	2,857	44,806	44,806	15.682884
ACNSI Affected Unsecured Creditor Class	—	46,882	46,882	0.000000
Office Products Affected Unsecured Creditor Class	431	1,955	1,955	4.535963
Recycling Affected Unsecured Creditor Class	196	277	277	1.413265

	7,499,934	31,615,342	31,615,342

This table does not include:

•

the allowed amounts of the claims in respect of the 15.5% notes due July 15, 2010, issued by Abitibi Consolidated Company of Canada, or the “exchange notes”, in respect of which the Company previously distributed 7,783,894 shares of common stock under the Chapter 11 plan of reorganization and 4,439,680 shares of common stock under the CCAA plan of reorganization;

•

the allowed amounts of disputed claims relating to certain pre-petition supplemental executive retirement plans, for which the Company reserved an additional 1,051,772 shares of common stock under the Chapter 11 plan of reorganization and 225,853 shares of common stock under the CCAA plan of reorganization; nor

•

233,714 shares allocated and previously distributed to the estate trustee of Bowater Canada Finance Corporation as a result of that entity’s exclusion from the plans of reorganization and subsequent assignment for the benefit of its creditors under the Bankruptcy and Insolvency Act (Canada).

Summary of Distribution by Public Bond

Shares of RFP common stock (CUSIP 76117 W 109)
Issue description	Cusip	Trustee or TA	Aggregate principal amount	Cumulative shares distributed as of Aug. 8, 2013		Stock per $1,000 of principal

7.4% Debentures due 2018	003924AB3	Computershare (Montreal)	100,000,000	882,887		8.828870
7.5% Debentures due 2028	003924AC1	Computershare (Montreal)	250,000,000	2,208,372		8.833488
10.50% Senior Notes (Series B)	102214AB9	Computershare (Montreal)	20,400,000	401,382		19.675588
6.0% Notes due 2013	003669AC2	Deutsche Bank	350,000,000	3,028,352		8.652434
7.75% Notes due 2011	003669AF5	Deutsche Bank	200,000,000	1,741,968		8.709840
Floating Rate Notes due 2011	003669AG3	Deutsche Bank	200,000,000	1,727,983		8.639915
8.375% Senior Notes due 2015	003669AJ7	Deutsche Bank	450,000,000	3,993,263		8.873918
7.875% Senior Notes	003672AA0	Deutsche Bank	7,842,000	332,272		42.370824
8.5% Senior Unsecured Note due 2029	003924AD9	Deutsche Bank	250,000,000	2,159,808		8.639232
8.55% Senior Unsecured Note due 2010	003924AG2	Deutsche Bank	395,000,000	3,412,850		8.640127
8.85% Senior Unsecured Note due 2030	003924AH0	Deutsche Bank	450,000,000	3,890,477		8.645504
9.0% Debentures	102183AC4	HSBC	248,092,000	4,628,513	*	18.656438
9.375% Debentures	102183AEO	HSBC	200,000,000	3,766,498	*	18.832490
9.50% Debentures	102183AG5	HSBC	125,000,000	2,397,049	*	19.176392
6.50 % Notes	102183AK6	HSBC	400,000,000	7,473,158	*	18.682895
Floating Rate Notes (2010)	102183AL4	HSBC	234,420,000	4,309,288	*	18.382766
7.75% Revenue Bonds	56041HAA3	HSBC	62,000,000	1,139,093	*	18.372468
7.625% Revenue Bonds	582359AC9	HSBC	30,000,000	553,847	*	18.461567
7.40 % Revenue Bonds (2022)	582361AA9	HSBC	39,500,000	743,450	*	18.821519
7.40 % Revenue Bonds (2010)	986476AR0	HSBC	3,250,000	60,786	*	18.703385
8.0% Convertible Notes	003687AA8	Law Debenture	387,304,167	7,231,732	*	18.671971
15.5% Senior Notes	003669AK4	Wilmington	292,969,000	12,223,574	*	41.723097
10.85% Debentures	05356KAB0	Computershare	CAD 125,000,000	2,036,048		16.288384
7.95 % Notes	102175AB2	Wilmington Trust	600,000,000	11,351,978	*	18.919963

*	Final distribution made on May 22, 2013.

The table above shows each issuance for which the debtors have made a distribution under the plans of reorganization, and the cumulative total thereof after giving effect to the August 8 and 9 distribution, which included only distributions on account of the CCAA plan of reorganization. For more information on distributions relating to Chapter 11 debtors, see the current report on Form 8-K filed with the SEC as of May 22, 2013.

Concerning the 7.95% notes issued by Bowater Canada Finance Corporation (CUSIP 102175AB2), this table reflects only distributions on account of the guaranty claim against the estate of Resolute US FP Inc. (f/k/a Bowater Incorporated). The table does not reflect any distribution on account of the claim filed against Bowater Incorporated by the estate trustee of Bowater Canada Finance Corporation under section 135 of the Companies Act (Nova Scotia) (the “wind-up claim”). For more information, see the current report on Form 8-K filed with the SEC as of November 7, 2012.

The information contained in this current report is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. By filing this report and furnishing the information contained herein the Company makes no admission as to the materiality of any such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTE FOREST PRODUCTS INC.

Date: August 14, 2013	By:	/s/ Jacques P. Vachon
		Name:	Jacques P. Vachon
		Title:	Senior Vice President and Chief Legal Officer